Exhibit 99.1

SAFE HARBOR * This presentation includes “forward-looking statements” that involve risks and uncertainties within the meaning of the United States Private Securities Litigation Reform Act of 1995.  Words such as “will,” “should,” “could,” “may,” “might,” “expect,” “plan,” “possible,” “potential,” “predict,” “anticipate,” “believe,” “estimate,” “continue,” “future,” “intend,” “project” or similar expressions are intended to identify such forward-looking statements and may include statements regarding industry prospects, future results of operations or financial position, and statements of our intent, belief and current expectations about our strategic direction, prospective and future results and condition. RLJ Entertainment’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Important factors that could cause or contribute to differences from expectations, estimates and projections include those discussed in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K filed on April 10, 2013.   All forward-looking statements should be evaluated with the understanding of inherent uncertainty.  The inclusion of such forward-looking statements should not be regarded as a representation that contemplated future events, plans or expectations will be achieved.  Unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any such forward-looking statements that may reflect events or circumstances occurring after the date of this presentation.  You are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date made.

About RLJ Entertainment (Nasdaq: RLJE) We are a content company above all else – and we are platform agnostic. We focus on genres with passionate and underserved niche audiences. Control / own over 5,300 programs, plus valuable IP ownership Through our 64% equity ownership of the business, RLJE operates and manages the Agatha Christie content library, including television production, publishing and stage play Growing producer of UK television mini-series programming such as Foyle’s War Monetize our content across all platforms: * Digital (streaming, download) VOD Broadcast / Cable DVD / BD Mobile Box-Office In key product categories, we hold clear leadership positions : Urban British drama and mystery Action/Horror Genre Feature Films Led by Board Chairman, Robert L. Johnson, (founder of BET)

RLJE Business Model * CONTENT ACQUISITION LESS CONTROL, MODERATE RISK, SOLID RETURN CONTENT DEVELOPMENT LOW RISK, HIGH RETURN Intellectual Property ( Control & Ownership) Acquire Specific Rights Multi-Format & Territory Content Sourcing – Proven Content Books Scripts Internal Program Development Production Funding from Temporary Licensing Broadcast & Cable Pre Sale International TV Pre Sale RLJE Completed Projects Pre-Buys License Fee LONG-TERM RIGHTS MONETIZE ACROSS PLATFORMS Broadcast & Cable DVD/Blu-ray Digital SVOD 20% min ROI

Unique Content Library – Over 5,300 titles * ACORN IMAGE Increasing IP ownership Quality drama / mysteries Long-running franchises / proven hits Passionate fans Direct consumer relationship Leading film licensor Focused genre (action/horror) Long-term rights – 5 – 25 years High digital / VOD value Pre-buy films before the competition ACACIA ATHENA ONCUE

Current Revenue Drivers IP Licensing Segment includes owned intellectual property owned or created by RLJE and licensed for distribution worldwide Consists of majority interest in Agatha Christie Ltd., 100% interest in Foyle’s War; and 100% interest in certain fitness titles produced and marketed under Acacia Licensing revenue generates high gross margins Direct Segment consists of proprietary e-commerce Websites, mail-order catalog business and digitally streaming channels Offering is enhanced by the continued roll-out of digital channels, such as subscription-based Acorn TV and planned near-term subscription extensions within the U.S. urban (OnCue) and fitness/lifestyle (Acacia) markets Wholesale Segment consists of the acquisition, content enhancement and worldwide distribution of exclusive content in various formats, including DVD, Blu-ray, digital, broadcast, VOD, streaming video, downloading and sublicensing RLJE markets and exploits its exclusive content through agreements that typically range from 5 to 25 years in duration Considered the most consistent revenue stream *

* US UK Australia Long running relationships with British producers and broadcasters (ITV, BBC, Channel 4) IP ownership of key program franchises (Agatha Christie Ltd. and Foyle’s War) Program franchises create viewership loyalty Physical: catalog and e-commerce site 1.4 million customer database (estimated audience of 7 million in U.S.) Over 15 million catalogs mailed and over 20 million email blasts sent per year 300K direct customers orders annually Digital: Acorn TV, YouTube Channel Targeted broadcast and retail distribution footprint Point of differentiation for 3rd party outlets High price points and margins Proven Niche Model – Leveraging across RLJE

DIGITAL PROPRIETARY NETWORKS RLJ Entertainment’s newest digital channel offering urban themed programming and original content, featuring some of today’s most recognized African American talent Test service launched via YouTube in May 2013, featuring 60 non-exclusive titles OnCue will showcase the best digital films, series and original productions in action, drama, romantic comedies as well as stand-up comedy, documentaries, music and stage plays Headed by industry veteran Nina Henderson Moore Expected 2Q 2014 launch of proprietary SVOD service Content: 1,000+ hours of content with a focus on known talent & brands in the first year. * Allows RLJE to establish direct relationship with television viewers Launched Acorn TV 2.0 on August 15, 2013 Increases content offering from 200 to 600 hours, with complete series and a broader selection of genres Premiering Exclusive Content in next 3 – 4 months: - Doc Martin - Jack Irish - Murdoch Mysteries Expect 75% -100% growth in paid subscribers by end of 2013 vs. prior year

RLJE - Meeting the Challenge… * Increased Competition for Content – Broadcast and Cable have expanded channels & platforms retaining more of their own content and acquiring more. Distribution and Platform providers are expanding vertically to own content rights RLJE is leveraging its ability to optimize the value of niche content, and its long standing relationships with producers, talent and licensors to secure program rights RLJE’s strong focus on developing and acquiring program franchises allows it to lock in on long-term content flow Decline of DVD consumption. Reduction in DVD shelf space at retail RLJE’s DVD sales have continually outperformed US Market trends RLJE’s consumers view its content as highest quality and “collectible” RLJE’s niche content is not heavily reliant on the home video rental market which represents a significant portion of the DVD revenue decline in recent years Commands above average price points for its franchise content and has a targeted distribution footprint on all platforms Through its proprietary platforms, Ecommerce and Direct business RLJE has the ability to reach its consumers directly Access to Capital - high hurdles for approval and rising interest cost RLJE has taken actions to improve operational cash-flows Actions expected to significantly improve operating cash-flows as savings actualize over the next 6-12 months

Q2 2013: Early Execution of Strategy * RLJE’s management team remains highly focused on positioning the Company for growth over the long-term... Notable Q2 efforts include: Q2 saw the completion of the majority of $8.0 million in synergies to be actualized over next 6 – 9 months Continuing to identify operational efficiencies Re-allocation of capital: Investing in a targeted portfolio of content offerings that meet and exceed management’s 20% ROI threshold Strengthened RLJE’s long-term business strategy by cleaning up the balance sheet and paying off short-term debts. Consolidated fulfillment partners to better manage capital allocation and reduce cost Leveraging the content library rights: exploiting US feature film content into UK market, monetizing new windows of distribution (i.e. exclusive VOD & ultraVOD) Expanding investment in proprietary digital platforms (content, technology, leadership) Addition of Drew Wilson, (CFO) and Nina Henderson Moore (President, OnCue) to senior team Focus on improvements in operating cash-flow will help solidify further growth opportunities, clarify the RLJE investment thesis, and enable the Company to achieve its long-term financial targets

Growth Strategy… * Acquire intellectual property and wide distribution rights for key program franchises Produce/own more IP focused on British mysteries and dramas and Urban Add content for current categories as well as new genres/niches Acquire more digital platform rights and international territories Maximize exploitation opportunities, especially as digital distribution platforms evolve Significantly expand subscriber proprietary VOD base Invest in IT infrastructure and establish partnerships with device manufacturers and digital platforms Continue to launch new targeted SVOD platforms and channels that serve passionate audiences Acquire, develop and distribute content for passionate audiences. Develop interest-based entertainment services that establish a direct relationship with viewers and create a new window of exploitation for our content.

Industry Tailwinds… Demand for content continues to grow as the proliferation of digital distribution expands Growth in Digital Consumption of Content through end of 20121 - SVOD + 45.8% ($2.3B per year), VOD +10%, EST +51.5% Total Home Video Spending expected to be $18.5B in 2013 Pew Research Ctr report: 59 million tablets owned in US by end of 2012 (1 in 4 Americans) and rapidly growing Ooyala reported: 30% of all time spent watching content on tablets involved content over 1 hour long Consumer spending on total digital product up 24% in the first half of 2013 versus PY2 Distribution is fragmenting beyond legacy linear broadcast and cable satellite systems New platforms emerging: (Xbox live, mobile, Google Play, Hulu) * EMA D2 Report, 2013 Digital Entertainment Group, 2013

Investment Highlights * A global content company that controls over 5,300 programs, plus valuable IP ownership Acquires, develops and distributes films and television programs agnostically across box office, broadcast and cable, digital and physical outlets Niche focus on special interest audiences, including urban programming and British episodic mystery and drama highlighted by 64% equity ownership of the Agatha Christie content library Experienced management team, led by Robert Johnson (founder of BET), with expertise in developing niche brands and genre categories with an effective strategy to reach targeted audiences

Appendix *

Key Content Releases for distinct audiences *

* Management Team – Executive Name Title Industry Experience Background Robert Johnson Executive Chairman Founder and chairman of Black Entertainment Television (BET) In 2001, Mr. Johnson sold BET to Viacom for approximately $3 billion and remained the Chief Executive Officer through 2006 In 2003, founded the RLJ Companies, a diversified holding company managing in excess of $3.5 billion in equity and employing over 300 people Founder and chairman of Black Entertainment Television (BET) In 2001, Mr. Johnson sold BET to Viacom for approximately $3 billion and remained the Chief Executive Officer through 2006 In 2003, founded the RLJ Companies, a diversified holding company managing in excess of $3.5 billion in equity and employing over 300 people Miguel Penella Chief Executive Officer CEO of Acorn Media Group 2007 - 2012 President of Acorn Direct Division from 2004 through 2007 Led efforts to acquire more significant content ownership with acquisitions of Greenlit Productions (Foyle’s War) and a controlling interest in Agatha Christie Ltd; and led creation of subscription video streaming service  CEO of Acorn Media Group 2007 - 2012 President of Acorn Direct Division from 2004 through 2007 Led efforts to acquire more significant content ownership with acquisitions of Greenlit Productions (Foyle’s War) and a controlling interest in Agatha Christie Ltd; and led creation of subscription video streaming service  Drew Wilson Chief Financial Officer Most recently served as SVP and CFO for the Discovery Communication's Digital, Commerce and Education divisions. At Discovery for 11 years , he was responsible for strategic business operations, business development support and finance functions for Digital Media, Digital Distribution, Ecommerce, Licensing, School Content Streaming Also served as Discovery’s Worldwide Corporate Controller and spent 5 years managing International markets Most recently served as SVP and CFO for the Discovery Communication's Digital, Commerce and Education divisions. At Discovery for 11 years , he was responsible for strategic business operations, business development support and finance functions for Digital Media, Digital Distribution, Ecommerce, Licensing, School Content Streaming Also served as Discovery’s Worldwide Corporate Controller and spent 5 years managing International markets

* RLJ Entertainment Primary IR Contact Joshua Hochberg Sloane & Company Phone: 212.486.9500 Traci Otey Blunt RLJ Entertainment, Inc. Phone: 240.744.7858 Media Inquiries Continental Stock Transfer & Trust Company 17 - Battery Place, 8th Floor New York, NY 10004 Phone: 212.509.4000 E-mail: cstmail@continentalstock.com Corporate Website: www.continentalstock.com Transfer Agent